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                                                                Exhibit 10.20(k)

                                                                  CONFORMED COPY

                             OMNIBUS AMENDMENT NO. 2
                                       TO
                         RECEIVABLES SALE AGREEMENT AND
                         RECEIVABLES PURCHASE AGREEMENT
                       (Arch Chemicals Receivables Corp.)

                  [Sale of Microelectronic Materials Business]

            THIS OMNIBUS AMENDMENT NO. 2 TO RECEIVABLES SALE AGREEMENT AND RECEIVABLES PURCHASE AGREEMENT is entered into as of November 12, 2004, by and among ARCH CHEMICALS, INC. ("Arch"), CERTAIN AFFILIATES OF ARCH LISTED ON THE SIGNATURE PAGES HERETO (each such affiliate, together with Arch, being, individually, an "Originator" and, collectively, the "Originators"), ARCH CHEMICALS RECEIVABLES CORP. (the "Seller"), BLUE RIDGE ASSET FUNDING CORPORATION, THE LIQUIDITY BANKS FROM TIME TO TIME PARTY TO THE CREDIT AND SECURITY AGREEMENT and WACHOVIA BANK, NATIONAL ASSOCIATION. Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Purchase Agreement referred to below.

            WHEREAS, each Originator and the Seller entered into that certain Receivables Sale Agreement, dated as of March 19, 2002 (as amended to the date hereof, the "Original Sale Agreement" and as amended hereby, the "Sale Agreement");

            WHEREAS, the Seller, Blue Ridge, each other Lender, the Servicer and the Agent entered into that certain Receivables Purchase Agreement, dated as of March 19, 2002 (as amended to the date hereof, the "Original Purchase Agreement", as amended hereby, the "Purchase Agreement", the Original Purchase Agreement, together with the Original Sale Agreement are referred to herein as the "Original Agreements" and the Purchase Agreement and the Sale Agreement are referred to herein as the "Agreements"); and

            WHEREAS, the parties hereto desire to amend each of the Original Agreements;

            NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

      SECTION 1. Sale of Microelectronic Materials Business.

      (a) Arch hereby represents and warrants as follows:

            (i) Arch plans to sell, on or before December 31, 2004 (the actual date of such sale being referred to as the "Sale Date") the majority of its business of developing, manufacturing, marketing and selling microelectronic materials products to the microelectronics, semiconductor and other electronic components industries (the "Microelectronic Materials Business"), including the stock of Arch Specially Chemicals, Inc. ("ASCI") and the majority of

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the assets of Arch Electronic Chemicals, Inc. ("AEC") and certain assets of Arch
Chemicals Specialty Products, Inc. ("ACSP") each of whom is an Originator;

            (ii) Arch, AEC, ACSP and the Seller each intends to sell all outstanding Receivables and Related Security relating to the Microelectronic Materials Business, all of which are currently, and as of the Transfer Date (as defined below) will be, owned by the Seller (the "Microelectronic Materials Business Receivables"); and

            (iii) for a period of no more than one hundred twenty (120) days after the Transfer Date (as defined below) (such period being the "Interim Period"), collections relating to the Microelectronic Materials Business Receivables may be sent to a Lock-Box and/or deposited in a Collection Account.

      (b) Arch, ASCI, AEC and ACSP each hereby requests that:

            (i) on November 18, 2004 (the "Transfer Date"), the Seller be permitted to sell the Microelectronic Materials Business Receivables to Arch, ASCI, AEC and ACSP, as applicable, for a repurchase price to be determined by Arch, ASCI, AEC and ACSP, as applicable, and the Seller, subject to approval by the Agent (the "Repurchase Price");

            (ii) on the Transfer Date, the Agent, Blue Ridge and the Seller each release their interests in the Microelectronic Materials Business Receivables, including liens thereon;

            (iii) for the Interim Period, the Agent permit the collections of the Microelectronic Materials Business Receivables to be made to the Lock-Boxes and the Collection Accounts; and

            (iv) the Servicer be permitted, on the terms and conditions set forth herein, to remove from the Collection Accounts upon identification by the Servicer thereof all Collections received in respect of the Microelectronic Materials Business Receivables.

      (c) Each Originator (other than ASCI, AEC and ACSP) hereby makes each of the representations and warranties made by it under Section 2.1 of the Original Sale Agreement on the date hereof and each Seller Party hereby makes each of the representations and warranties made by it under Section 5.1 of the Original Purchase Agreement on the date hereof. All such representations and warranties shall survive the date hereof. Each Originator (other than ASCI, AEC and ACSP) hereby represents and warrants that, as of the date hereof, no Termination Event or Unmatured Termination Event exists. Each of the Seller and the Servicer hereby represents and warrants that, as of the date hereof, no Amortization Event or Unmatured Amortization Event exists.

      SECTION 2. Amendments to Original Agreements and Waivers Relating to the Sale of Microelectronic Materials Business.

      The parties hereto agree that the Original Agreements shall be amended, modified and supplemented by the following amendments, agreements and waivers, notwithstanding any provision of any of the Original Agreements to the contrary:

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      (a) Arch agrees that at least two (2) Business Days prior to the Transfer
Date it will provide written notice thereof to the Seller and the Agent, which notice shall set forth the Transfer Date, the proposed Repurchase Price and the aggregate Outstanding Balance of the Microelectronic Materials Business Receivables as of the date of such notice.

      (b) On the Transfer Date (i) each of the Seller Parties shall be deemed to reaffirm all representations and warranties made by it in Article V of the Purchase Agreement and to agree that all such covenants, representations and warranties shall be deemed to have been remade as of the Transfer Date, (ii) each of the Seller Parties shall be deemed to represent and warrant that no Amortization Event or Unmatured Amortization Event has occurred and be continuing as of the Transfer Date, both before and after giving effect to the sale of the Microelectronic Materials Business, (iii) each of the Originators shall be deemed to reaffirm all representations and warranties made by it in
Article II of the Sale Agreement and to agree that all such covenants, representations and warranties shall be deemed to have been remade as of the Transfer Date and (iv) each of the Originators shall be deemed to represent and warrant that no Termination Event or Unmatured Termination Event shall have occurred and be continuing as of the Transfer Date, both before and after giving effect to the sale of the Microelectronic Materials Business.

      (c) Provided that as of the Transfer no Amortization Event, Unmatured Amortization, Termination Event or Unmatured Termination has occurred or would occur as a result of the repurchase of any of the Microelectronic Materials Business Receivables, then, on the Transfer Date, unless the Agent shall have notified Arch not later than 2:00 p.m. (New York City time) on the Business Day immediately preceding the Transfer Date, that the Agent disagrees with the Repurchase Price, the Seller shall, without further action, irrevocably sell, transfer and assign to Arch, ASCI, AEC or ACSP, as applicable, upon receipt by the Seller of the Repurchase Price in accordance with the terms hereof, without recourse, representation or warranty, all right, title and interest of the Seller in, to and under all of the Microelectronic Materials Business Receivables outstanding on the Transfer Date, together with all Related Security related thereto.

      (d) On the Transfer Date, Arch, as Servicer, shall pay the Repurchase Price to the Agent's Account by wire transfer in immediately available funds and the Agent shall apply such amount to the reduction of the Aggregate Invested Amount, accrued Yield on such amount of the Aggregate Invested Amount so repaid and accrued Fees on such amount of the Aggregate Invested Amount so repaid.

      (e) Upon receipt by the Agent of the Repurchase Price in the Agent's Account in immediately available funds by wire transfer, the Agent, the Seller and Blue Ridge and their respective successors and assigns shall, without further action, irrevocably release in full each of their respective interests in all of the Microelectronic Materials Business Receivables and all Related Security related thereto, including but not limited to any security interests therein. The Agent and Blue Ridge each agree to take such further actions, at Arch's sole cost and expense, that Arch may reasonably request to evidence or confirm such releases, including the preparation and filing of UCC-3 financing statements relating to the release of interests in the Microelectronic Materials Business Receivables.

      (f) Arch, in its capacity as Servicer, shall (i) as soon as reasonably practicable after the Transfer Date (but in no event later than the second Business Day after the Transfer Date),

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provide written notice to the Seller and the Agent of the final aggregate
Outstanding Balance of all Microelectronic Materials Business Receivables sold on the Transfer Date (the "Sale Date Microelectronic Materials Business Receivables Balance") and (ii) from and after the Transfer Date, identify within two (2) Business Days after receipt, all collections received in any Collection Account constituting collections received in respect of the Microelectronic Materials Business Receivables.

      (g) Immediately upon identification of any Collections received in respect of the Microelectronic Materials Business Receivables, Arch, as Servicer, shall remove such collections received in respect of the Microelectronic Materials Business Receivables from the related Collection Account, up to an aggregate amount at any time not to exceed the Transfer Date Microelectronic Materials Business Receivables Balance.

      (h) Arch, as Servicer, agrees that it will provide to the Agent on the first Business Day of each week for each week following the Transfer Date through and including the earlier of (i) the week in which the last Microelectronic Materials Business Receivable is paid in full and (ii) the week in which the 120th day after the Transfer Date occurs, additional written reporting satisfactory to the Agent relating to the Collections received in respect of the Microelectronic Materials Business Receivables during the preceding week.

      (i) Arch agrees that, if the Microelectronic Materials Business Receivables have not been paid in full by the 120th day after the Transfer Date, it will send notices to each Obligor of any unpaid Microelectronic Materials Business Receivable instructing such Obligor to make all payments on such Microelectronic Materials Business Receivables to such other lock-box or post office box that is not owned by the Seller as Arch may choose.

      (j) Arch and the Seller each hereby agrees to indemnify (and pay upon demand to) each Indemnified Party (as defined in the Purchase Agreement) and its assigns, officers, directors, agents and employees from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees and disbursements awarded against or incurred by any such Indemnified Party arising out of or related to any Microelectronic Materials Business Receivables and any Collection relating to any Microelectronic Materials Business Receivables.

      (k) Subject to the satisfaction of the above terms and conditions and provided that no Amortization Event or Unmatured Amortization Event has occurred, the Seller, Blue Ridge and Wachovia, upon receipt of the Repurchase Price as provided above, shall, without further action, be deemed to waive any default under the Transaction Documents that may result from the receipt of any collections received in respect of the Microelectronic Materials Business Receivables in any Collection Account during the Interim Period; provided, however, this waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or any other Secured Party under any of the Transaction Documents.

      (l) Arch hereby agrees to indemnify (and pay upon demand to) Seller and its assigns, officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including attorneys' fees and disbursements awarded against or incurred by any

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Indemnified Party arising out of or related to any Microelectronic Materials
Business Receivable or any collection relating to any Microelectronic Materials Business Receivable, but in each case subject to the limitations on indemnifications set forth in Sections 6.1(a), (b) and (c) of the Sale Agreement.

      (m) The Seller, Blue Ridge and the Agent each hereby agrees to the removal of ASCI, AEC and ACSP as Originators and each of ASCI, AEC and ACSP is hereby released from all duties, obligations and liabilities as an Originator under the Original Sale Agreement. Arch hereby agrees to assume, as of the date hereof, all duties and obligations of each of ASCI, AEC and ACSP that exist as of the date hereof, including without limitation all liabilities of ASCI, AEC and ACSP that would otherwise survive termination of the Original Sale Agreement pursuant to the last sentence of Section 7.10(b) of the Original Sale Agreement and agrees that it will not assert any defense to any such liability. Notwithstanding the foregoing, the provisions of Section 7.5 of the Original Sale Agreement shall, with respect to each of ASCI, AEC and ACSP, survive the termination of the obligations of each of ASCI, AEC and ACSP under the Original Sale Agreement.

      (n) ASCI, AEC, ACSP and the Seller each hereby confirms that, upon payment of the Repurchase Price and the repurchase of the Microelectronic Materials Business Receivables, each of the Subordinated Notes issued by the Seller to ASCI, AEC and ACSP will be paid in full and cancelled, and that none of ASCI, AEC and/or ACSP or any of their respective successors or assigns will have any rights under such Subordinated Note.

      (o) All references in the Original Sale Agreement to each of ASCI, AEC and ACSP are hereby deleted.

      (p) Exhibit IV to the Original Purchase Agreement is hereby deleted and replaced with Exhibit IV to this Amendment.

      SECTION 3. Agreements in Full Force and Effect as Amended.

      (a) Except as specifically amended hereby, each of the Original Agreements shall remain in full force and effect. This Amendment shall not constitute a novation of any or all of the Original Agreements, but shall constitute an amendment of each such Original Agreement only. The parties hereto agree to be bound by the terms and conditions of each Original Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

      (b) As of the date first set forth above, each reference in the Original Agreements to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and any references to such Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Original Purchase Agreement shall mean and be, a reference to such Original Agreement as amended hereby.

      (c) Arch hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, Arch shall pay all legal fees and out-of-pocket expenses of the Agent's counsel, Hunton & Williams, and all audit fees and due diligence costs incurred by the Agent in connection with the consummation of this Amendment and the transactions

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contemplated by this Amendment, including, without limitation, in connection with the Sale Date and the Interim Period.

      SECTION 4. Conditions to Effectiveness of this Amendment.

The amendments set forth herein shall not be effective until the date on which the Agent shall have received authorized signatures from each of the Originators, the Servicer and the Seller.

      SECTION 5. Miscellaneous.

      (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page to this Amendment.

      (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

      (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

                   [Remainder of Page Intentionally Left Bank]

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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        ARCH CHEMICALS RECEIVABLES CORP.,
                                        as the Seller

                                        By: /s/ W. Paul Bush
                                            ------------------------------
                                          Name: W. Paul Bush
                                          Title: VP and Treasurer

                                        ARCH CHEMICALS, INC.,
                                        as an Originator and as the Servicer

                                        By: /s/ W. Paul Bush
                                            ------------------------------
                                          Name: W. Paul Bush
                                          Title: VP and Treasurer

                                        ARCH SPECIALTY CHEMICALS, INC.,
                                        as an Originator

                                        By: /s/ W. Paul Bush
                                            ------------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH CHEMICALS SPECIALTY PRODUCTS, INC., as an Originator

                                        By: /s/ W. Paul Bush
                                            ------------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH ELECTRONIC CHEMICALS, INC.,
                                        as an Originator

                                        By: /s/ W. Paul Bush
                                            ------------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

   Signature page for Omnibus Amendment No. 2 for Arch Chemicals Receivables
                                 Corp. Facility

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                                         ARCH WOOD PROTECTION, INC.,
                                         as an Originator

                                         By: /s/ W. Paul Bush
                                             ------------------------------
                                           Name: W. Paul Bush
                                           Title: Treasurer

                                         ARCH PERSONAL CARE PRODUCTS, L.P.,
                                         as an Originator
                                         By: Arch PCI, Inc.,
                                         as general partner

                                         By: /s/ W. Paul Bush
                                             ------------------------------
                                           Name: W. Paul Bush
                                           Title: Treasurer

   Signature page for Omnibus Amendment No. 2 for Arch Chemicals Receivables
                                 Corp. Facility

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                                         BLUE RIDGE ASSET FUNDING CORPORATION

                                         BY: Wachovia Capital Markets LLC
                                         as Attorney-in-Fact

                                         By: /s/ Douglas R. Wilson, Sr.
                                             ------------------------------
                                         Name: Douglas R. Wilson, Sr.
                                         Title: Vice President

                                         WACHOVIA BANK, NATIONAL ASSOCIATION
                                         as a Liquidity Bank and as Agent

                                         By: /s/ Gary G. Fleming, Jr.
                                            ----------------------------
                                         Name: Gary G. Fleming, Jr.
                                         Title: Director

   Signature page for Omnibus Amendment No. 2 for Arch Chemicals Receivables
                                 Corp. Facility